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                                                                   EXHIBIT 10.30

                              [PRESLEY HOMES LOGO]



                                 1998 BONUS PLAN



I.       INTRODUCTION.

         This Presley Homes annual incentive compensation program is intended to encourage actions that are in the best interests of shareholders and be motivational to employees. Bonus plan formulas are included for the following categories of Presley employees:

         A.       CEO and CFO Bonus Plan

         B. Executive Bonus Plan (covering Area Managers and designated Executives)

         C.       Manager Bonus Plan (covering operating VPs and Department
                  Heads)

                  1.       Corporate, Region and Area Controllers/ Directors

                  2.       Land Acquisition Directors

                  3.       Project Managers

                  4.       Sales and Marketing Directors

                  5.       Operations/Construction and Warranty Service
                           Directors

         D. Field Construction Supervisor Bonus Plan (covering Superintendents and Assistant Superintendents acting as Superintendents)

         E.       Staff Bonus Plan (designated "Presley Homes Bonus Plan")


II.      PLANS  FOR VARIOUS EMPLOYEE CATEGORIES.

         A.       CEO AND CFO BONUS PLAN.
                  The Chief Executive Officer and the Chief Financial Officer will be eligible to receive bonuses at the discretion of the Compensation Committee of Presley's Board of Directors.

         B.       EXECUTIVE BONUS PLAN.
                  Approximately thirteen (13) executives (Area Managers and designated Executives) will be eligible to participate in this plan.

                  1. Bonus targets as a % of salary will be set annually and assigned to each participant based upon:

                           a. Management level and position impact within Presley (see below);

                           b.       Competitive pay level for the position;



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1998 PRESLEY HOMES BONUS PLAN
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                           c.       The total short-term compensation target for
                                    the position; and
                           d. The current salary of the incumbent in the position.

                           These bonus targets will be reevaluated and reset each year.

         Tier              Title                Target Bonus As a % of Salary
         ----              -----                -----------------------------
         I.     Senior Vice Presidents and
                Area Managers                          45% to 65%
         II.    Other Designated Executives            25% to 50%

                  2. Bonus awards will be based on performance against three equally weighted business plan measures (goals) pertaining to each participant's operating area:

                           a. 33-1/3% based on Pre-tax Income (before accrual for bonuses), to ensure bottom-line accountability;

                           b. 33-1/3% based on Return on Inventory (before accrual for bonuses), to ensure efficient use of capital to maximize returns; and

                           c. 33-1/3% based on Inventory Turns, to ensure efficient management of assets.

                  3. An initial bonus payment for each goal will be calculated and interpolated based on actual performance against the area's business plan. A threshold, goal (business plan), and superior performance level should be set for each operating area. While the percentage difference of threshold from goal and superior from goal will vary depending upon specific circumstances affecting the performance of each operating area, an example of guidelines for relating actual performance to payout is as follows:

                         Operating Area's               Executive's Performance
    Level of            Actual Performance                  Award As a % of
  Performance           As a % of Goal (1)                  Target Bonus (2)
------------------      ------------------              ------------------------
 Superior                    (*) 150%                                 300%
 Goal (Budget)                   100%                                 100%
 Threshold                        75%                                  50%
 Below Threshold              <   75%                                   0%

                           (1) The percentage difference of threshold from goal and maximum from goal will vary depending upon specific circumstances affecting the performance of each operating area.

                           (2) Interpolate for performance between discrete points.

-----------
(*) Greater than or equal to
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1998 PRESLEY HOMES BONUS PLAN
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                  4. All awards will be prorated downward if the sum of all
                  calculated awards for the entire Company exceeds 20% of the Company's consolidated pre-tax income before bonuses. This provision will generally not be applicable as bonuses normally will be significantly below 20% of pre-tax income before bonuses. Bonuses under this plan usually will be less than 0.5% of sales (approximately 10% of G&A expenses). This provision should be a factor only in years when profits are depressed due to extreme economic conditions and individual performance may merit bonus payments to retain personnel. The proration factor is equal to 20% of consolidated pre-tax income for the Company divided by the sum of all calculated awards for the entire Company from all plans.

                  5. After completion of the Company's applicable annual audit, awards will be paid out over three years with 50% paid following the determination of bonus awards, 25% paid one year later, and 25% paid two years later. The deferred amounts will be forfeited in the event of termination for any reason except retirement, death, or disability.

                  6. The Board and CEO retain the discretion to increase or reduce awards in the event of extraordinary or substandard performance of an individual, which determination may be made on the basis of either objective or subjective criteria.

                  7. Participants will be notified annually of their eligibility to participate in the plan and their target award opportunity through a participation letter.


         C.       MANAGER BONUS PLAN.

                  Corporate, Region, and Area Controllers/Directors, Land Acquisition Directors, Project Managers, Sales and Marketing Directors, Operations/Construction Directors, and Warranty Service Directors will be eligible to participate in this plan. (This also applies to Vice Presidents with the above job responsibilities.)

                  1. Bonus targets as a % of salary will be set annually and assigned to each participant based upon:

                           a. Management level and position impact within Presley (see below);


                           b.       Competitive pay level for the position;

                           c. The total short-term compensation target for the position; and

                           d. The current salary of the incumbent in the position.

                  These bonus targets will be re-evaluated and reset each year.


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1998 PRESLEY HOMES BONUS PLAN
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
                                                                   Target Bonus As
             Job  Title                                             a % of Salary
---------------------------------------------------------          ---------------
 Corporate, Region, and Area Controllers/Directors                   Up to 40%
 Land Acquisition Directors                                          Up to 50%
 Project Managers                                                    Up to 40%
 Sales and Marketing Directors                                       Up to 50%
 Operations/Construction and Warranty Service Directors              Up to 40%


                  2. Bonus awards will vary based on the following factors:

                           a. 50% on performance against three equally weighted business plan measures (goals) pertinent to each participant's operating area:

                                    1.       33-1/3% based on Pre-tax Income
                                             (before accrual for bonuses), to
                                             ensure bottom-line accountability;

                                    2.       33-1/3% based on Return on
                                             Inventory (before accrual for
                                             bonuses), to ensure efficient use
                                             of capital to maximize returns; and

                                    3.       33-1/3% based on Inventory Turns,
                                             to ensure efficient management of
                                             assets.

                           b.       50% on individual performance, per
                                    designated criteria.

                  3. An initial bonus payment for each goal will be calculated and interpolated based on actual performance against the area's business plan. A threshold, goal (business plan), and superior performance level should be set for each operating area. While the percentage difference of threshold from goal and superior from goal will vary depending upon specific circumstances affecting the performance of each operating area, an example of guidelines for relating actual performance to payout is as follows:


                            Operating Area's                   Employee's Performance
     Level of              Actual Performance                     Award As a % of
   Performance             As a % of Goal (1)                     Target Bonus (2)
 ------------------        ------------------                  -----------------------
   Superior                    (*) 150%                                 200%
   Goal (Budget)                   100%                                 100%
   Threshold                        75%                                  50%
   Below Threshold              <   75%                                   0%

                  (1) The percentage difference of threshold from goal and maximum from goal will vary depending upon specific circumstances affecting the performance of each operating area.


                  (2)      Interpolate for performance between discrete points.


-----------
(*) Greater than or equal to

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1998 PRESLEY HOMES BONUS PLAN
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                  4. All individual performance awards will be subject to
                  meeting the Company/ Area performance threshold on average for the three financial goals.

                  5. Assuming the business plan threshold (calculated by averaging performance on the three financial measures) is met, awards for performance on individual measures will vary with performance as follows:

                           a.       Corporate, Region, and Area Controllers/
                                    Directors

                                    1.       25% based on job performance and
                                             operational support;

                                    2.       25% based on technical competence;

                                    3.       25% based on management of
                                             department and accuracy of
                                             financial data; and

                                    4.       25% based on discretionary
                                             considerations (e.g., attitude,
                                             dependability, cooperation).

                           b.       Land Acquisition Directors

                                    1.       100% based on purchasing the number
                                             of lots required by the business
                                             plan as follows:

            % of Lots              % of Individual
           Purchased (1)            Bonus Portion (2)
         ---------------           -----------------
            (*) 100%                         100%
                 80%                          50%
             <   80%                           0%

                                    (1)      The percentage difference of
                                             threshold from goal and maximum
                                             from goal will vary depending upon
                                             specific circumstances affecting
                                             the performance of each operating
                                             area.

                                    (2)      Interpolate for performance between
                                             discrete points.


                           c.       Project Managers

                                    1.       40% based on meeting project
                                             schedules;

                                    2.       40% based on meeting project goals;
                                             and

                                    3.       20% based on discretionary
                                             considerations.

                           d.       Sales and Marketing Directors

                                    Sales and Marketing Directors will be
                                    eligible for bonus compensation that will replace overrides that they are now being paid. The individual bonus measures will work as follows:


-----------
(*) Greater than or equal to

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1998 PRESLEY HOMES BONUS PLAN
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                                    1.       30% based on meeting sales and
                                             marketing budget;

                                    2.       30% based on the number of units
                                             closed per plan;

                                    3.       30% based on revenue per plan; and

                                    4.       10% based on Presley Mortgage
                                             capture rate.

                           e.       Operations/Construction Directors

                                    1.       25% based on budgets and cost
                                             control;

                                    2.       25% based on scheduling;

                                    3.       25% based on quality; and

                                    4.       25% based on discretionary
                                             considerations.

                           f.       Warranty Service Directors

                                    1.       30% based on homeowner
                                             satisfaction;

                                    2.       30% based on budget and cost
                                             control;

                                    3.       20% based on communication; and

                                    4.       20% based on leadership and
                                             teamwork.

                  6. Payout terms for the Manager Plan will be the same as those for the Executive Plan; i.e., awards subject to 20% of consolidated pre-tax income cap, and payout over three years (i.e., 50%, 25% and 25% after applicable annual audits).

                  7. Participants will be notified annually of their eligibility to participate in the Plan and their target award opportunity through a participation letter.

         D.       FIELD CONSTRUCTION SUPERVISOR BONUS PLAN.

                  1. Superintendents and Assistant Superintendents acting as Superintendents will be eligible to participate in this plan.

                  2. Bonus targets as a % of salary will be set and assigned to each participant based upon:

                           a. Management level and position impact within Presley (see below);

                           b.       Competitive pay level for the position;

                           c. The total short-term compensation target for the position; and

                           d. The current salary of the incumbent in the position.

                  These bonus targets will be re-evaluated and reset each year.

                                                          Target Bonus As a
                       Job Title                             % of Salary
                       ---------                          -----------------

         Superintendents and Assistant Super-
         intendents acting as Superintendents                Up to 20%



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1998 PRESLEY HOMES BONUS PLAN
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                  3. The Field Construction Supervisor Plan will work the same as the Manager Bonus Plan for operating VPs and Department Heads (i.e., the 50% weighting on the operating area's performance, the 50% weighting on individual performance, and the guidelines for relating actual performance to payout).

                  4. All individual performance awards will be subject to meeting the Company/Area performance threshold on average for the three financial goals.

                  5. Assuming the business plan threshold (calculated by averaging performance on the three financial measures) is met, awards for performance on individual measures will vary with performance as follows:

                           Superintendents/Assistant Superintendents (acting as Superintendents)

                           a.       25% based on budgets/cost control;

                           b.       25% based on scheduling;

                           c.       25% based on quality; and

                           d.       25% based on discretionary considerations.

                  6. Payout terms for the Field Construction Supervisor Plan will be 100% after applicable year-end audit.

         E.       STAFF (PRESLEY HOMES) BONUS PLAN.

                  1. All full-time, salaried, non-management, and non-commissioned employees who are not covered by other bonus or commission/override plans will be eligible to participate in the Staff Bonus Plan.

                  2. Bonus targets as a % of salary will be set annually and assigned to each participant based upon:

                           a. Salary level and position impact within Presley (see below);

                           b.       Competitive pay level for the position;

                           c. The total short-term compensation target for the position; and


                           d. The current salary of the incumbent in the position.

                  These bonus targets will be re-evaluated and reset each year.

                                                                      Target Bonus as a
          Tier              Approximate Salary Range                     % of Salary
          ----              ------------------------                  ------------------
           I.                   $55,000 to $90,000                      Up to 18%
           II.                  $38,000 to $54,999                      Up to 13%
           III.                    Under $38,000                        Up to 9%



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1998 PRESLEY HOMES BONUS PLAN
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                  3. The Staff Bonus Plan will work the same as the Executive
                  Bonus Plan with two exceptions:

                           a. The maximum payout on the financial measures is limited to 200%, exemplified as follows:

                                Area's Actual        Employee's Performance
            Level of            Performance As           Award As a % of
           Performance          a % of Goal (1)          Target Bonus (2)
          -----------------------------------------------------------------
          Superior                 (*) 150%                     200%
          Goal (Budget)                100%                     100%
          Threshold                     75%                      50%
          Below Threshold           <   75%                       0%

                           (1) The percentage difference of threshold from goal and maximum from goal will vary depending upon specific circumstances affecting the performance of each operating area.

                           (2) Interpolate for performance between discrete points.


                           b. Payout terms of the Staff Bonus Plan will be 100% after applicable year-end audit.

                  4. In addition, 10% of the calculated bonus for all Staff participants (after proration downward if the sum of all calculated awards exceeds 20% of pre-tax income) will be contributed to a "Superstar" fund. This fund will be distributed based upon the following guidelines:

                           a. Eligibility will be extended to all Staff Plan participants with the number of award recipients limited to 20% (i.e., Senior Management will be able to nominate up to 20% of their staff employees for "Superstar" awards at the end of the year).

                           b. Nominations will be made for Staff employees who make obvious contributions that are above-and-beyond normal job expectations. Examples include:

                                    1.       New high value added ideas.

                                    2.       Ideas or actions contributing
                                             directly to cost savings or
                                             productivity.

                                    3.       Timely, effective response to a
                                             crisis or opportunity.


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(*) Greater than or equal to
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1998 PRESLEY HOMES BONUS PLAN
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                           c.       "Superstar" award nomination will include
                                    suggested amounts by individuals; such
                                    amounts will be based on salary level
                                    provided in meaningful increments (e.g.,
                                    $500, $1,000, $1,500, $2,500).